                                                                    Exhibit 10.1

                              FORBEARANCE AGREEMENT

     This FORBEARANCE AGREEMENT (this "Agreement"),  dated as of April 29, 2008, is among  NOVASTAR  MORTGAGE,  INC.,  a Virginia  corporation  (the  "Company");
NOVASTAR FINANCIAL, INC., a Maryland corporation (the "Guarantor");  THE BANK OF
NEW YORK TRUST  COMPANY,  NATIONAL  ASSOCIATION  (as successor to JPMorgan Chase
Bank, National  Association),  as Trustee under the Indenture defined below (the
"Indenture Trustee");  NOVASTAR CAPITAL TRUST I, a statutory trust created under the laws of the State of  Delaware  (the  "Trust");  THE BANK OF NEW YORK  TRUST
COMPANY,  NATIONAL  ASSOCIATION  (as successor to JPMorgan Chase Bank,  National
Association),  as property  trustee of the Trust (the  "Property  Trustee");  W.
Lance  Anderson,  Rodney E.  Schwatken and Todd M. Phillips,  as  administrative trustees of the Trust  (collectively,  the "Administrative  Trustees");  TABERNA
PREFERRED  FUNDING I, LTD., a Cayman company,  and TABERNA PREFERRED FUNDING II,
LTD., a Cayman  company,  as the preferred  securities  holders (the  "Preferred
Securities  Holders");  and  THE  BANK  OF  NEW  YORK  TRUST  COMPANY,  NATIONAL
ASSOCIATION  (as successor to JPMorgan  Chase Bank,  National  Association),  as
trustee under the Guaranty defined below (the "Guaranty Trustee").

         WHEREAS, pursuant to that certain NovaStar Mortgage, Inc. Floating Rate
Series  A  Junior  Subordinated  Note  due  2035,  in the  principal  amount  of
$25,775,000,  dated  September 20, 2005 (the "Series A Note"),  and that certain
NovaStar  Mortgage,  Inc.  Floating Rate Series B Junior  Subordinated  Note due
2035,  in the principal  amount of  $25,775,000,  dated  September 20, 2005 (the
"Series B Note" and, together with the Series A Note, the "Notes"),  the Company promised  to pay  interest on the  principal  amount of the Notes  quarterly  in arrears;

     WHEREAS,  the Guarantor guaranteed the obligations of the Company under the
Notes and the Indenture  pursuant to that certain  Parent  Guarantee  Agreement, dated as of March 15, 2005,  by the  Guarantor  and the  Guarantee  Trustee (the
"Guaranty");

     WHEREAS, the Company failed to pay the interest due on the principal amount of the Series A Note on March 30, 2008 (the  "Existing  Default") and expects to fail to pay the  interest  due on the  principal  amount of the Series B Note on
April 30, 2008 (together with the Existing Default, the "Designated Defaults");

     WHEREAS,  each Designated Default constitutes an Event of Default under and as defined in that certain Amended and Restated Junior  Subordinated  Indenture,
dated as of September 20, 2005, among the Company and the Indenture Trustee (the
"Indenture");

     WHEREAS,  by  reason  of the  existence  of the  Designated  Defaults,  the
Indenture Trustee, the Trust, the Preferred Securities Holders, and the Guaranty
Trustee have or will have full legal right to exercise their rights and remedies under the Indenture and the Guaranty;

     WHEREAS,  the  Company  is the  legal and  beneficial  holder of all of the common securities issued by the Trust, and the Preferred  Securities Holders are
the legal and beneficial  holders of all of the preferred  securities  issued by the Trust; and

     WHEREAS,  the Company and the Guarantor  have  requested that the Indenture
Trustee,  the Trust, the Property  Trustee,  the  Administrative  Trustees,  the
Preferred  Securities Holders,  and the Guaranty Trustee forbear for a period of time from  exercising  their rights and remedies with respect to the  Designated
Defaults.

     NOW THEREFORE,  in consideration  of the Recitals,  the mutual promises and covenants  contained  herein  and other  good and  valuable  consideration,  the receipt and  sufficiency  of which are hereby  acknowledged,  the parties hereto agree as follows:

     1.  Definitions.  Capitalized  terms used but not otherwise defined herein, including  the  Recitals,  shall  have  the  meanings  assigned  to  them in the
Indenture.

     2. Forbearance.  During the period commencing on the date hereof and ending without  any  notice  from or other  action by any  Person on May 30,  2008 (the
"Forbearance  Period"),  the Indenture Trustee, the Trust, the Property Trustee,
the Administrative  Trustees, the Preferred Securities Holders, and the Guaranty
Trustee will  forbear in the  exercise of their  rights and  remedies  under the
Indenture,  the Notes or any other  document or  instrument  with respect to the
Designated  Defaults.  Without limiting the generality of the foregoing,  during the Forbearance Period, the Indenture Trustee,  the Trust, the Property Trustee,
the Administrative  Trustees, the Preferred Securities Holders, and the Guaranty
Trustee  will  not  (i)  accelerate  the  maturity  of  the  Notes  or  initiate proceedings  for the collection of the principal  amount of, any interest on, or any other amount with respect to the Notes or the  Indenture;  (ii) file or join in filing any involuntary  petition in bankruptcy with respect to the Company or the  Guarantor,  or otherwise  initiate or  participate  in similar  insolvency, reorganization,  or moratorium  proceedings  for the benefit of creditors of the
Company or the Guarantor;  or (iii) demand payment pursuant to the Guaranty;  in each case,  with respect to the Designated  Defaults.  Notwithstanding  anything herein to the  contrary,  with  respect to any Event of  Default  other than the
Designated Defaults, the Indenture Trustee, the Trust, the Property Trustee, the
Administrative  Trustees,  the Preferred  Securities  Holders,  and the Guaranty
Trustee  reserve  and  preserve  all of their  rights  and  remedies  under  the
Indenture, the Notes and any other document or instrument.

     3. Conditions to Forbearance. In consideration of the forbearance set forth in Section 2 hereof, the Company acknowledges and agrees as follows:

          (a) Indebtedness.  During the Forbearance Period, the Company will not incur any  additional  indebtedness,  other than  ordinary  trade  accounts payable.

          (b) Sale of Assets.  During the Forbearance Period,  other than in the ordinary course of business, the Company will not convey, transfer or lease any of its properties and assets,  and no Person shall receive or lease any of the Company's properties and assets.

          (c)  Consolidation  or Merger.  During  the  Forbearance  Period,  the
     Company will not  consolidate  with or merge into any other Person,  and no
     Person shall consolidate with or merge into the Company.

          (d)  Senior  Debt.  As  of  the  date  hereof,  the  total  amount  of outstanding  borrowings  and any  remaining  fees due under  those  certain
     Master Repurchase  Agreement

     (2007 Whole Loan), Master Repurchase  Agreement (2007 Investment Grade) and
     Master Repurchase Agreement (2007 Non-Investment  Grade), each expiring May
     29, 2008,  and  including  any  amendments,  modifications  or waivers with respect thereto (collectively, the "Wachovia Facility") is $11,879,613.66.

          (e) Senior  Debt  Repayment.  On or before May 30,  2008,  the Company shall fully repay 100% of all outstanding borrowings and any remaining fees due under the Wachovia Facility.

     4. Representations and Warranties.  Each party hereto hereby represents and warrants to each other party hereto as follows:

          (a)  Power;  Authorization.  Such  Person has the  corporate,  limited liability, or trust power and authority and has been duly authorized by all requisite  corporate,  limited liability,  trust or other action to execute and  deliver  this  Agreement  and to  perform  such  Person's  obligations hereunder.  This  Agreement  has been duly  executed and  delivered by such
     Person.

          (b)  Enforceability.  This Agreement is the legal,  valid, and binding obligation  of such Person,  enforceable  against such Person in accordance with its terms.

     5.  Direction of Trustees.  By  execution  of this  Agreement,  each of the
Administrative  Trustees,  on behalf of the Trust,  as the legal and  beneficial holder of 100% in aggregate principal amount of the Outstanding Securities,  and the Preferred Securities Holders, as the legal and beneficial holders of 100% in aggregate Liquidation Amount of the outstanding Preferred Securities, hereby (a)
consents to the  execution  and  delivery  of this  Agreement  by the  Indenture
Trustee,  the Property  Trustee,  and the Guaranty  Trustee  (collectively,  the
"Directed  Trustees"),  (b) directs each Directed Trustee to execute and deliver this Agreement,  and (c) agrees to and does hereby release each Directed Trustee for any action taken or to be taken by any Directed  Trustee in connection  with its  execution  and  delivery  of  this  Agreement  and  for  any  liability  or responsibility  arising in connection  herewith.  None of the Directed  Trustees shall be responsible in any manner  whatsoever to any person for the validity or sufficiency  of this Agreement or the due execution  hereof by the Company,  the
Administrative  Trustees or any Holder of  Outstanding  Securities  or Preferred
Securities,  for any circumstance resulting from its execution of this Agreement or for or in respect of the recitals and  statements of fact  contained  herein, all of which recitals and statements of fact are made solely by the Company, the
Guarantor,  the Administrative  Trustees,  and the Preferred Securities Holders,
respectively.

     6. Miscellaneous.

          (a) Benefit of Agreement.  This Agreement shall be binding upon, inure to the  benefit  of and be  enforceable  by the  parties  hereto  and their successors  and  assigns.  No other  Person  shall be entitled to claim any
     right  or  benefit  hereunder,   including  the  status  of  a  third-party
     beneficiary of this Agreement.

          (b) Entire Agreement.  Except as expressly set forth herein, there are no agreements or understandings,  written or oral, among the parties hereto relating  to this  Agreement  that are not fully and  completely  set forth herein.

          (c) Governing Law. This  Agreement  shall be governed by and construed and enforced in accordance with the internal  substantive laws of the State of New York  applicable  to  contracts  made and  performed  in that state, without regard to the choice of law  principles  thereof to the extent such principles  would provide for the application of the substantive  laws of a jurisdiction  other than the State of New York, and any applicable  laws of the United States of America.

          (d) Section Titles. The Section titles of this Agreement are and shall be without  substantive  meaning or content of any kind  whatsoever and are not a part of the agreement between the parties hereto.

          (e) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts,  each of which, when so executed, shall be deemed an original,  but all  such  counterparts  shall  constitute  one and the same agreement.  Any  signature  delivered  by a party  by  facsimile  or  other electronic transmission shall be deemed to be an original signature hereto.

          (f) Amendment.  No amendment or  modification of any provision of this
     Agreement  shall be  effective,  unless the same  shall be in  writing  and signed by the parties hereto.

                            [Remainder of page blank]

     IN WITNESS  WHEREOF,  the parties hereto duly executed this Agreement as of the date first written above.

                                       NOVASTAR MORTGAGE, INC.

                                       By:  /s/ Rodney E. Schwatken
                                          --------------------------------------
                                       Name:  Rodney E. Schwatken
                                            ------------------------------------
                                       Title:  SVP, Chief Financial Officer and
                                               Secretary
                                             -----------------------------------

                                       NOVASTAR FINANCIAL, INC.

                                       By:  /s/ Rodney E. Schwatken
                                          --------------------------------------
                                       Name:  Rodney E. Schwatken
                                            ------------------------------------
                                       Title:  SVP, Chief Financial Officer and
                                               Secretary
                                             -----------------------------------

                                       /s/ W. Lance Anderson
                                       -----------------------------------------
                                       W. Lance Anderson, as the Administrative
                                       Trustee

                                       /s/ Rodney E. Schwatken
                                       -----------------------------------------
                                       Rodney E. Schwatken, as the
                                       Administrative Trustee

                                       /s/ Todd M. Phillips
                                       -----------------------------------------
                                       Todd M. Phillips, as the Administrative
                                       Trustee

                                        NOVASTAR CAPITAL TRUST I

                                        By:  /s/ W. Lance Anderson
                                           -------------------------------------
                                        Name:  W. Lance Anderson
                                             -----------------------------------
                                        Title:  Administrative Trustee
                                              ----------------------------------

                                       THE BANK OF NEW YORK TRUST COMPANY,
                                       NATIONAL ASSOCIATION, as the Indenture
                                       Trustee, the Property Trustee, and the
                                       Guaranty Trustee

                                       By:  /s/ Maria D. Calzado
                                          --------------------------------------
                                       Name:  Maria D. Calzado
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------

                       [Signatures continue on next page]

                                       TABERNA PREFERRED FUNDING I, LTD.

                                       By:  TABERNA CAPITAL MANAGEMENT,
                                            LLC, as Collateral Manager

                                       By:  /s/ Raphael Lict
                                          --------------------------------------
                                       Name:  Raphael Licht
                                       Title:  Secretary

                                       TABERNA PREFERRED FUNDING II, LTD.

                                       By:  TABERNA CAPITAL MANAGEMENT,
                                            LLC, as Collateral Manager

                                       By:  /s/ Raphael Licht
                                          --------------------------------------
                                       Name:  Raphael Licht
                                       Title:  Secretary